Note 23 - Trade and Other Payables	12 Months Ended
Jun. 30, 2023
Statement Line Items [Line Items]
Disclosure of trade and other payables [text block]
23.	Trade and other payables

	Year Ended June 30
(US dollars in thousands)	2023	2022 (restated)	2021
Current trade and other payables
Trade payables	7,725	5,692	4,324
Shares to be issued	2,500	-	-
Accruals	1,321	4,322	648
Related party payable	-	477	-
Payroll liabilities	2,077	2,210	1,413
Sales tax payable	116	949	624
Deferred income	318	974	1,129
Other creditors	540	833	778
Total current trade and other payables	14,597	15,457	8,917

Non-current other payables
Non-current accrued interest	6,129	-	-
Non-current accrued loan and other fees	314	-	-
Total non-current other payables	6,443	-	-

In accordance with IFRS 15 – Revenue from Contracts with Customers, deferred income is presented as a separate line item. Deferred income relates to the Company’s obligation to transfer goods or services to customers for which the Company has received consideration (or the amount is due) from customers. Deferred income is recorded as revenue when the Company fulfils its performance obligations under the contract.

Of the $1.0 million deferred income balance at June 30, 2022, $0.9 million was recognized as revenue in the year ended June 30, 2023. $0.9 million of the $1.1 million deferred income balance at June 30, 2021 was recognized as revenue in the year ended  June 30, 2022. It is expected that the total $0.3 million deferred income balance will be included in revenue in the year ending  June 30, 2024.

Non-current accrued interest relates to interest on AWN related party loans, where pursuant to amendments to loan terms agreed on June 30, 2023, obligations to pay accrued interest on all loans except bridging loans issued after December 31, 2022 are deferred until April 30, 2025.

The restatement in the year ended 30 June 2022 relates to $0.4m of expenses reclassified from the year ended 30 June 2023 that had not been accrued for in the year ended 30 June 2022.